SUPPLEMENT TO THE PROSPECTUS
                    AND STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                    EVERGREEN SELECT INTERMEDIATE BOND FUND
                                  (THE "FUND")

     Effective February 13, 1998, the prospectus and statement of additional information of the fund is hereby supplemented as follows:

NAME

      The name of the Fund will change to Evergreen Select Total Return Bond
Fund.

INVESTMENT OBJECTIVE

      The investment objective of the Fund is revised by replacing the description of Evergreen Select Intermediate Bond Fund in the section of the prospectus entiltled "Each Fund's Investment Objective" with the following:

      "EVERGREEN SELECT TOTAL BOND FUND will attempt to maximize total return through a combination of current income and capital appreciation, by investing primarily in investment grade fixed income securities with complimentary investments in high yield foreign and fixed income securities."

INVESTMENT POLICIES

      Information with respect to the fund appearing in the sections of the prospectus entitled "Each Fund's Investment Approach" and "Securities and Investment Practices Used by Each Fund" is revised to reflect that the Fund may invest up to 35% of its total assets in below investment grade corporate debt securities and foreign bonds, including non-dollar denominated bonds.

February 13, 1998